Exhibit 10.103

AMENDMENT NO. 2 TO
TRANSFER AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO TRANSFER AND SERVICING AGREEMENT, dated as of December 12, 2024, to be effective as of February 1, 2025 (this “Amendment”), is among World Financial Capital Credit Company, LLC, as transferor (the “Transferor”), Comenity Capital Bank, as servicer (the “Servicer”) and World Financial Capital Master Note Trust, as issuer (the “Issuer”).

BACKGROUND

WHEREAS, the Transferor, the Servicer and the Issuer are parties to a transfer and servicing agreement, dated as of September 29, 2008 (as amended by Amendment No. 1 to Transfer and Servicing Agreement, dated as of June 4, 2010, the “Transfer and Servicing Agreement”), among the parties thereto;

WHEREAS, the parties hereto desire to amend the Transfer and Servicing Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms defined in the Transfer and Servicing Agreement and used but not otherwise defined herein have the meanings given to them in the Transfer and Servicing Agreement.

SECTION 2. Amendments.

(a)    Section 2.1(e) of the Transfer Agreement is hereby amended and restated in its entirety as follows:

On or prior to each Determination Date, Transferor shall cause the Seller to notify Servicer of the amounts of Interchange and Merchant Discount Fees to be included as Collections of Finance Charge Receivables allocable to the Accounts with respect to the related Monthly Period. On each Transfer Date, the Transferor shall pay Servicer, or cause RPA Seller to pay to Servicer, such amounts of Interchange and Merchant Discount Fees for the related Monthly Period and Servicer shall treat such amounts as Collections of Finance Charge Receivables and deposit such amounts into the Collection Account to the extent required by Section 5.1(l) of the Receivables Purchase Agreement.

(b)    Section 2.4(e) of the Transfer Agreement is hereby amended by amending and restating the last paragraph thereof in its entirety as follows:

Amendment No.2 to Transfer and Servicing Agreement

Upon the deposit, if any, required to be made to the Collection Account as provided in this Section 2.4(e), Issuer shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of Issuer in and to the applicable Receivables, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof and the amounts of Interchange (if any) and Merchant Discount Fees (if any) allocable to the related Accounts. Issuer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Transferor to effect the conveyance of such Receivables pursuant to this Section. The obligation of Transferor to accept reassignment of any Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to Issuer, Owner Trustee, the Holders (or Indenture Trustee on behalf of the Noteholders).

SECTION 3. Representations and Warranties. In order to induce the parties hereto to enter into this Amendment, each of the parties hereto represents and warrants unto the other parties hereto as set forth in this Section 3:

(a)    Due Authorization, Non Contravention, etc. The execution, delivery and performance by such party of the Amendment are within its powers, have been duly authorized by all necessary action, and do not (i) contravene its organizational documents; or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it; and

(b)    Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 4. Binding Effect; Ratification.

(a)    This Amendment shall become effective as of the later of (the “Effective Date”) (i) February 1, 2025 and (ii) the date on which counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)    The Transfer and Servicing Agreement, as amended hereby, remains in full force and effect. Any reference to the Transfer and Servicing Agreement from and after the Effective Date shall be deemed to refer to the Transfer and Servicing Agreement as amended hereby, unless otherwise expressly stated.

(c)    Except as expressly amended hereby, the Transfer and Servicing Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

2	Amendment No.2 to Transfer and Servicing Agreement

SECTION 5. Miscellaneous.

(a)    THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

(c)    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by facsimile or electronic transmission of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(d)    It is expressly understood and agreed by the parties to this Agreement that (a) this Agreement has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by BNY Mellon Trust of Delaware, but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) BNY Mellon Trust of Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in this Agreement, and (e) in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability for the payment of any indebtedness or expenses of the Trust or be liable in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

[SIGNATURE PAGE FOLLOWS]

3	Amendment No.2 to Transfer and Servicing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

COMENITY CAPITAL BANK,
as Servicer

By: /s/ Tom McGuire
Name: Tom McGuire
Title: Chief Financial Officer

WORLD FINANCIAL CAPITAL CREDIT COMPANY,
LLC, as Transferor

By: /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

WORLD FINANCIAL CAPITAL MASTER NOTE
TRUST, as Issuer

By: BNY Mellon Trust of Delaware, not in its Individual
capacity but solely as Owner Trustee on behalf of Issuer

By: /s/ Dawn Plows
Name: Dawn Plows
Title: Associate

S-1	Amendment No. 2 to Transfer and Servicing Agreement